UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): February 3, 2009

Emerson Electric Co.

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(Exact Name of Registrant as Specified in its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

Quarterly Results Press Release

On February 3, 2009, a press release was issued regarding the first quarter 2009 results of Emerson Electric Co. (the “Company”). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission.

Item 7.01.   Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	October ‘08	November ‘08	December ‘08
Process Management	-5	-15 to -10	-10 to -5
Industrial Automation	-5 to 0	-15	-25 to -20
Network Power	-5	-15 to -10	-15
Climate Technologies	-5	-10 to -5	-20 to -15
Appliance and Tools	-15 to -10	-20 to -15	-25
Total Emerson	-10 to -5	-15 to -10	-20 to -15

December 2008 Order Comments:

Trailing three-month orders for the Company declined as expected and were down 15 to 20 percent driven by the weakening of underlying orders excluding currency. Currency negatively impacted orders by approximately 6 percentage points in the trailing three-month period. Underlying orders, excluding currency, are expected to be in the -5 to -10 percent range on average for the next six months.

Process Management order rates were down 5 to 10 percent in the trailing three-month period. Currency exchange rates had a negative impact of approximately 10 percentage points on order growth. The trailing three-month underlying orders excluding the currency impact remained positive across the valve, measurement and systems businesses.

Global capital spending trends continued to weaken and negatively impact the Industrial Automation business segment. Currency exchange rates had a negative impact of approximately 7 percentage points on order growth.

Strength in the China power systems business was more than offset by weakness across the balance of the Network Power business segment.

Climate Technologies order trends were negatively impacted by softness across global served markets.

Weakness continued broadly across the residential, non-residential and consumer end markets and negatively impacted the Appliance and Tools segment.

Upcoming Investor Events:

Emerson senior management will discuss the Company’s first quarter 2009 results during an investor conference call that will be held on Tuesday, February 3, 2009. The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

February 6, 2009 – Emerson’s Annual Investment Community Update

Location: New York City

Time: 8:30 a.m. to 11:45 a.m. Eastern Standard Time

Presentation and Webcast: Access to the webcast and presentations will be available in the Investor Relations area of Emerson’s website at www.emerson.com/financial at the time of the event. A replay of the webcast and presentations will be available for approximately one week at the same location on the website.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description of Exhibits

99.1	Emerson’s February 3, 2009 Press Release announcing its first quarter 2009 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 3, 2009	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Emerson’s February 3, 2009 Press Release announcing its first quarter 2009 results.